Filed State of New York April 6, 1989

                    CERTIFICATE OF CHANGE
                             OF
              THE CERTIFICATE OF INCORPORATION
                             OF
                 THE CONTINENTAL CORPORATION


                  Under Section 805A of the
                  Business Corporation Law

     Pursuant to the provisions of Section 805A of the Business
Corporation Law, the undersigned hereby certify:

     FIRST:  That the name of the corporation is THE CONTINENTAL
     CORPORATION.

     SECOND: That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on the 15th day of May, 1968.

     THIRD: That the change to the Certificate of Incorporation effected by this Certificate is as follows:

          (a) To change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him, so that such address shall hereafter be 180 Maiden Lane, New York, New York 10038.

     FOURTH: That the change of the Certificate of Incorporation was authorized by the vote of a majority of directors present at a meeting of the Board on November 17, 1988, at which a quorum was present.

     IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this 9th day of January 1989.

                                       THE CONTINENTAL CORPORATION

                                        /s/ William F. Gleason,Jr.
                                        _____________________________
                                        Senior Vice President
                                        William F. Gleason, Jr.

                                        /s/ Roselyn C. Dlutman
                                        _______________________________
                                        Assistant Secretary
                                        Roselyn C. Dlutman

Filed State of New York July 12, 1988

                       CERTIFICATE OF AMENDMENT OF
                    THE CERTIFICATE OF INCORPORATION
                     OF THE CONTINENTAL CORPORATION
            UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being Senior Vice President and Assistant
Secretary, respectively, of The Continental Corporation, hereby certify and set forth:

     (1)  The name of the corporation is THE CONTINENTAL
CORPORATION.

     (2) The Certificate of Incorporation of The Continental Corporation was filed by the Department of State on the 15th day of May, 1968.

     (3) The Certificate of Incorporation of The Continental Corporation is hereby amended to implement provisions of the Business Corporation Law which permit limiting the personal liability of directors by adding a new
Article 8 thereof to read as follows:

          "8. No director of the Corporation shall be liable to the Corporation or its shareholders for damages for any breach of duty in such capacity, provided that nothing contained in this Article shall limit the liability of a director
     (a) if a judgment or other final adjudication adverse to the director establishes that the director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or that the director's acts violated
     Section 719 of the New York Business Corporation Law, or (b) for any act or omission prior to the adoption of this Article 8."

     (4) The amendment of the Certificate of Incorporation set forth in paragraph (3) above was authorized by vote of the holders of a majority of all outstanding voting shares of the corporation entitled to vote thereon at a meeting of shareholders held on May 26, 1988. Said authorization is subsequent to the affirmative vote of the Board of Directors.

     IN WITNESS WHEREOF, the undersigned have executed this certificate this 16th day of June, 1988. It is affirmed that the statements contained herein are true under the penalties of perjury.

                                         /s/ William F. Gleason, Jr.
                                         _______________________________
                                         William F. Gleason, Jr.
                                         Senior Vice President,
                                         General Counsel and Secretary

                                         /s/ Roselyn C. Dlutman
                                         ________________________________
                                         Roselyn C. Dlutman
                                         Assistant Secretary


Filed State of New York June 30,  1983

                       CERTIFICATE OF AMENDMENT OF
                    THE CERTIFICATE OF INCORPORATION
                     OF THE CONTINENTAL CORPORATION
           UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


     The undersigned, being Senior Vice President and Assistant
Secretary, respectively, of The Continental Corporation, hereby certify and set forth:

     (1)  The name of the corporation is THE CONTINENTAL CORPORATION.

     (2) The certificate of incorporation of The Continental Corporation was filed by the Department of State on the 15th day of May, 1968.

     (3) The certificate of incorporation of The Continental Corporation is hereby amended, pursuant to section 502 of the Business Corporation
Law, by the addition of a provision stating the number, designation, relative rights, preferences and limitations of the shares of a series of Cumulative Preferred Stock, Series D (the "Series D Preferred Stock"). The Series D Preferred Stock was established by a resolution adopted by a majority vote of the board of directors of The Continental Corporation at a meeting of the board duly called and held on June 16, 1983. The text of that resolution is set forth below:

     RESOLVED, that pursuant to the authority conferred upon the Board of Directors by Article Five of the Certificate of Incorporation of this Corporation, as amended, there is hereby established a series of the authorized Preferred Stock, par value $4.00 per share, of this Corporation, which series shall be designated as Cumulative Preferred Stock, Series D (hereinafter called "Series D Preferred Stock"), shall consist of 40,000 shares and shall have the following relative rights, preferences and limitations:

     1. Dividends. The holders of the shares of Series D Preferred Stock shall be entitled, when and as the Board of Directors shall declare any dividend out of earned surplus of the Corporation available therefor, to receive ratably, in proportion to the number of shares of Series D Preferred Stock held by them respectively, dividends cumulative at the rate of $75 per annum per share from the date of issuance to and including June 30, 1984 and thereafter at the following annual rate per share:

       12 Month Period
        Ending June 30                   Rate per Annum

          1985                                $ 90
          1986                                 105
          1987                                 115
          1988                                 125
        1989 and each year thereafter          140

which dividends shall be payable quarterly on the January 23, April 23, July 23 and October 23 after each quarter during which shares of Series D Preferred Stock shall be outstanding, provided that in the case of the first issuance of shares of Series D Preferred Stock, such dividends shall be cumulative from the date of issuance and the initial quarterly dividend on such shares shall be based on the pro rata portion of the annual dividend and shall be payable on the quarterly dividend payment date next following the calendar quarter in which such date of issuance occurs.

     No dividends shall be declared or paid in any year upon shares of Common Stock until and unless full cumulative dividends shall have been paid on all outstanding shares of Series D Preferred Stock for all prior quarters, or until and unless full dividends for the current quarter to the holders of outstanding shares of Series D Preferred Stock shall have been declared and shall have been either paid or set aside for payment.

     2. Liquidation Preferences. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series D Preferred Stock shall be entitled to receive out of the assets of the Corporation $1,000 per share, plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, before any amount whatsoever shall be paid or assets shall be distributed to the holders of the shares of Common Stock; and, after paying $1,000 per share to the holders of the shares of Series D Preferred Stock plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, any assets remaining, subject to the preferences of any other series of Preferred Stock at the time outstanding, shall be divided among the holders of the shares of Common Stock, in proportion to the number of shares of Common Stock held by them respectively. If the assets of the Corporation available for distribution to the holders of the shares of Series D Preferred Stock shall be insufficient to permit the payment as aforesaid of $1,000 per share to the holders of the shares of Series D Preferred Stock plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, upon any liquidation, dissolution or winding up, then all of the assets available for distribution to the holders of such shares shall be distributed ratably among the holders of the shares of Series D Preferred Stock, in proportion to the number of shares of Series D Preferred Stock held by them respectively. A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale or transfer of substantially all of its assets as an entirety, shall not be deemed a liquidation or dissolution or winding up of the Corporation within the meaning of this paragraph 2.

     3. Redemption. The Series D Preferred Stock shall be subject to redemption, at the option of the Corporation out of funds legally available therefor, on at least sixty days' prior written notice, given as herein provided, at a redemption price of $1,000 per share and in addition an amount equal to any dividends thereon in arrears and also the proportionate amount of the dividends accrued since the last preceding day for the payment of dividends to the date fixed for redemption, whether or not such dividends shall have been earned or declared, but only as follows:

                                         Number of Shares of
    On and after July 1,                 Series D Preferred Stock

          1986                                    8,000
          1987                                    8,000
          1988                                    8,000
          1989                                    8,000
          1990                                    8,000

Such right of optional redemption shall be cumulative so that, if in any year the full amount of shares which the Corporation may so redeem (including any amount carried over from any preceding year) is not so redeemed, the number of shares not so redeemed shall be carried forward. In case less than all of the shares of Series D Preferred Stock at any time outstanding shall be called for redemption, the shares so to be redeemed shall be determined in such manner as the Board of Directors may fix. In case the Board of Directors shall elect to redeem all or any of the shares of Series D Preferred Stock then outstanding, the Board of Directors shall cause a written notice to be mailed to each holder of Series D Preferred Stock called for redemption, addressed to each such shareholder at his last known post office address as the same shall appear on the stock transfer books of the Corporation, stating that the shares of Series D Preferred Stock specified in the notice will be redeemed by the Corporation at the redemption price aforesaid on a date to be specified in such notice, which shall be at least sixty days after the date of the mailing of such notice, and requiring the holders of the shares of Series D Preferred Stock called for redemption to present the certificates representing such shares held by them respectively for redemption at the office of a bank or trust company in the Borough of Manhattan, City and State of New York, to be designated in the notice. On and after the date specified in the notice, each holder of shares of Series D Preferred Stock called for redemption, upon presenting and surrendering at the place designated in the notice the certificates representing the shares of Series D Preferred Stock held by such holder and called for redemption, properly endorsed in blank for transfer or accompanied by proper instrument of assignment or transfer in blank, and bearing all necessary transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price hereinabove specified. The certificates representing the shares of Series D Preferred Stock so surrendered for redemption shall be forthwith cancelled. In case the Corporation shall give such notice of the redemption of shares of Series D Preferred Stock and on or before the date specified in the notice shall deposit the amount of the aforesaid redemption price of the shares of Series D Preferred Stock called for redemption with the bank or trust company designated in the notice, all shares of Series D Preferred Stock called for redemption shall be deemed to have been redeemed on the date specified in the notice whether or not the certificates representing them shall be surrendered for redemption and cancelled, and the shares of Series D Preferred Stock called for redemption shall from and after that date cease to represent any interest whatever in the Corporation or its property and shall not have voting rights, and the holders thereof shall have no rights other than the right to receive from and out of the deposit the aforesaid redemption price, but without any dividends or interest from or after the date specified in the notice for the redemption of the shares.

     5. Voting Rights. (a) Except as herein or expressly required by law, the holders of the shares of Series D Preferred Stock shall have no right or power to vote on any question or in any proceeding or to be represented at or to receive notice of any meetings of shareholders.

          (b) In the event at any time the Corporation shall fail to pay six (6) quarterly dividends on all outstanding shares of Series D Preferred Stock, then at the next annual meeting of shareholders for the election of directors, and until payment in full of all such dividends then in default or provision therefor has been made by the declaring and setting aside thereof, the holders of the outstanding shares of Series D Preferred Stock, voting separately as a class to the exclusion of the holders of shares of any other class or series of capital stock of the Corporation, shall be entitled to vote for and elect two members of the Board of Directors of the Corporation. Directors elected by the holders of shares of Series D Preferred Stock voting separately as a class may be removed only by the concurring vote of the holders of a majority of the outstanding shares of Series D Preferred Stock, voting separately as a class, so long as the right of the holders of shares of Series D Preferred Stock voting as a class to elect two members of the Board of Directors of the Corporation shall continue.

          (c)  Whenever a vote of holders of shares of Series D
Preferred Stock is taken, the holders of the shares of Series D Preferred Stock then issued and outstanding shall be entitled to one vote in person or by proxy for each share of Series D Preferred Stock held by them respectively.

     IN WITNESS WHEREOF, the undersigned have executed this certificate this 27th day of June, 1983, and affirm that the statements herein are true under penalty of perjury.

                                         /s/ William F. Gleason, Jr.
                                         ___________________________
                                         William F. Gleason, Jr.
                                         Senior Vice President,
                                         Secretary and General Counsel


               				 /s/ Roselyn C. Dlutman
                                         ___________________________
                                         Roselyn C. Dlutman
                                         Assistant Secretary

STATE OF NEW YORK  )
                    ss.:
COUNTY OF NEW YORK )

     William F. Gleason, Jr., being duly sworn, deposes and says, that he is one of the persons described in and who executed the foregoing certificate, that he has read the same and knows the contents thereof, and that the statements contained therein are true.

                                         /s/ William F. Gleason, Jr.
                                         ___________________________
                                         William F. Gleason, Jr.
Sworn to before me this
27th day of June, 1983.

/s/ Roselyn C. Dlutman
       Notary Public


Filed State of New York June 30, 1983

                             CERTIFICATE OF AMENDMENT OF
                          THE CERTIFICATE OF INCORPORATION
                           OF THE CONTINENTAL CORPORATION
                 UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being Senior Vice President and Assistant
Secretary, respectively, of The Continental Corporation, hereby certify and set forth:

     (1)  The name of the corporation is THE CONTINENTAL CORPORATION.

     (2) The certificate of incorporation of The Continental Corporation was filed by the Department of State on the 15th day of May, 1968.

     (3) Article 5 of the certificate of incorporation of The Continental Corporation, relating to the rights, preferences and limitations of its shares, is hereby amended to eliminate preemptive rights of shareholders of the corporation by amending Article 5, Section (d) thereof to read as follows:

     "(d) No holder of any shares of any class of the Corporation, as such, shall have any preemptive right to subscribe for or purchase any shares of any class of the Corporation or any rights or options to purchase shares of any class of the Corporation or any shares of any class or other securities convertible into or carrying rights or options to purchase shares of any class of the Corporation, whether now or hereafter authorized."

     (4) The amendment of the Certificate of Incorporation set forth in paragraph (3) above was authorized by vote of the holders of a majority of all outstanding shares of the corporation's Common Stock, $1.00 par value, $2.50 Cumulative Convertible Preferred Stock, Series A, $4.00 par value, $2.50 Cumulative Convertible Preferred Stock, Series B, $4.00 par value, and $1.50 Cumulative Convertible Preferred Stock, Series C, $4.00 par value, each voting as a separate class at a meeting of shareholders held on May 19, 1983.

IN WITNESS WHEREOF, the undersigned have executed this certificate this 27th day of June, 1983. It is affirmed that the statements contained herein are true under the penalties of perjury.


                                         /s/ William F. Gleason, Jr.
                                         ____________________________
                                         William F. Gleason, Jr.
                                         Senior Vice President,
                                         Secretary and General Counsel


                                          /s/ Roselyn C. Dlutman
                                          _____________________________
                                          Roselyn C. Dlutman
                                          Assistant Secretary


Filed State of New York August 6, 1982

                       CERTIFICATE OF AMENDMENT OF
                    THE CERTIFICATE OF INCORPORATION
                     OF THE CONTINENTAL CORPORATION
            UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


     The undersigned, being Vice President and Assistant Secretary, respectively, of The Continental Corporation, hereby certify and set forth:

     (1) The name of the corporation is THE CONTINENTAL CORPORATION.

     (2) The certificate of incorporation of The Continental Corporation was filed by the Department of State on the 15th day of May, 1968.

     (3) The certificate of incorporation of The Continental Corporation is hereby amended, pursuant to section 502 of the Business Corporation Law, by the addition of a provision stating the number, designation, relative right, preferences and limitations of the shares of a series of $150 Cumulative Convertible Preferred Stock, Series C (the "Series C Preferred Stock"). The Series C Preferred Stock was established by a resolution adopted by a majority vote of the board of directors of The Continental Corporation at a meeting of the board duly called and held on July 22, 1982. The text of that resolution is set forth below:

          RESOLVED, that pursuant to the authority conferred upon the Board of Directors by Article Four of the Certificate of Incorporation of this Corporation, as amended, there is hereby established a series of the authorized Preferred Stock, par value $4.00 per share, of this Corporation, which series shall be designated as $150 Cumulative Convertible Preferred Stock, Series C (hereinafter called "Series C Preferred Stock"), shall consist of 20,500 shares and shall have the following relative rights, preferences and limitations:

          1.   Dividends.  The holders of the shares of Series
     C Preferred Stock shall be entitled, when and as the Board of Directors shall declare any dividend out of earned surplus of the Corporation available therefor, to receive ratably, in proportion to the number of shares of Series C Preferred
     Stock held by them respectively, dividends cumulative at the rate of $150 per annum, from October 1, 1982, payable at the rate of $37.50 with respect to each calendar quarter (commencing with the calendar quarter ending December 31, 1982) on the January 23, April 23, July 23, and October 23 after such quarter (commencing on January 23, 1983) before any dividends are declared or paid to the holders of shares of Common Stock. Arrears of cumulative dividends shall not bear interest. Holders of shares of Series C Preferred Stock shall not as such be entitled to any other or further dividends, but the Board of Directors may, in its discretion, declare further dividends on shares of Series C Preferred Stock out of earned surplus available therefor.

               No dividends shall be declared or paid in any year upon shares of Common Stock until and unless full cumulative dividends shall have been paid on all outstanding shares of Series C Preferred Stock for all prior years, or until and unless full dividends for the current year to the holders of outstanding shares of Series C Preferred Stock shall have been declared and shall have been either paid or set aside for payment.

          2. Liquidation Preferences. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation $1,000 per share, plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, before any amount whatsoever shall be paid or assets shall be distributed to the holders of the shares of Common Stock; and, after paying $1,000 per share to the holders of the shares of Series C Preferred Stock plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, any assets remaining, subject to the preferences of any other series of Preferred Stock at the time outstanding, shall be divided among the holders of the shares of Common Stock, in proportion to the number of shares of Common Stock held by them respectively.
     If the assets of the Corporation available for distribution to the holders of the shares of Series C Preferred Stock shall be insufficient to permit the payment as aforesaid of $1,000 per share to the holders of the shares of Series C Preferred Stock plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, upon any liquidation, dissolution or winding up, then all of the assets available for distribution to the holders of such shares shall be distributed ratably among the holders of the shares of Series C Preferred Stock, in proportion to the number of shares of Series C Preferred Stock held by them respectively.
     A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale or transfer of substantially all of its assets as an entirety, shall not be deemed a liquidation or dissolution or winding up of the Corporation within the meaning of this paragraph 2.

          3.   Redemption. (a)  At the Option of the Corporation.
     At any time after September 30, 1992, but not before that date, all of the Series C Preferred Stock then outstanding, or from time to time thereafter any part thereof less than all, may at the option of the Board of Directors be redeemed on at least sixty days' prior written notice, given as herein provided, at a redemption price of $1,000 per share and in addition an amount equal to any dividends thereon in arrears and also the proportionate amount of the dividends accrued since the last preceding day for the payment of dividends to the date fixed for redemption, whether or not such dividends shall have been earned or declared. In case less than all of the shares of Series C Preferred Stock at any time outstanding shall be called for redemption, the shares so to be redeemed shall be determined in such manner as the Board of Directors may fix. In case the Board of Directors shall elect to redeem all or any of the shares of Series C Preferred Stock then outstanding, the Board of Directors shall cause a written notice to be mailed to each holder of Series C Preferred Stock called for redemption, addressed to each such shareholder at his last known post office address as the same shall appear on the stock transfer books of the Corporation, stating that the shares of Series C Preferred Stock specified in the notice will be redeemed by the Corporation at the redemption price aforesaid on a date to be specified in such notice, which shall be at least sixty days after the date of the mailing of such notice, and requiring the holders of the shares of Series C Preferred Stock called for redemption to present the certificates representing such shares held by them respectively for redemption at the office of a bank or trust company in the Borough of Manhattan, City and State of New York, to be designated in the notice. On and after the date specified in the notice, each holder of shares of Series C Preferred Stock called for redemption, upon presenting and surrendering at the place designated in the notice the certificates representing the shares of Series C Preferred Stock held by such holder and called for redemption, properly endorsed in blank for transfer or accompanied by proper instrument of assignment or transfer in blank, and bearing all necessary transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price hereinabove specified. The certificates representing the shares of Series C Preferred Stock so surrendered for redemption shall be forthwith cancelled. In case the Corporation shall give such notice of the redemption of shares of Series C Preferred Stock and on or before the date specified in the notice shall deposit the amount of the aforesaid redemption price of the shares of Series C Preferred Stock called for redemption with the bank or trust company designated in the notice, all shares of Series C Preferred Stock called for redemption shall be deemed to have been redeemed on the date specified in the notice whether or not the certificates representing them shall be surrendered for redemption and cancelled, and the shares of Series C Preferred Stock called for redemption shall from and after that date cease to represent any interest whatever in the Corporation or its property and shall not have voting rights, and the holders thereof shall have no rights other than the right to receive from and out of the deposit the aforesaid redemption price, but without any dividends or interest from or after the date specified in the notice for the redemption of the shares.

               (b) At the Option of the Holder. The holder of any shares of Series C Preferred Stock may, at the option of such shareholder, require the Corporation, upon at least 60 days' prior written notice to the Board of Directors, to redeem at any time after March 31, 1990, but not before such date, all of the shares of Series C Preferred Stock then held by such shareholder, or from time to time thereafter less than all, but not fewer than 1000 shares (or such lesser amount then held by such shareholder), of the shares of Series C Preferred Stock then held by such shareholder at a redemption price of $1,000 per share and in addition, but only if and to the extent of earned surplus of the Corporation available therefor, an amount equal to any dividends thereon in arrears and also the proportionate amount of the dividends accrued since the last preceding day for the payment of dividends to the redemption date specified in the aforesaid notice, whether or not such dividends shall have been declared. Each such notice requiring redemption pursuant to this subparagraph (b) shall specify the number of shares to be redeemed and the date of such redemption. On and after the date specified in such notice, each shareholder requiring redemption pursuant to this subparagraph (b), upon presenting and surrendering (at the principal office of the Corporation or at such other place as the Corporation shall by written notice designate to such shareholder) the certificates representing the shares of Series C Preferred Stock offered for redemption, properly endorsed in blank for transfer or accompanied by proper instrument of assignment or transfer in blank, and bearing all necessary transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price hereinabove specified. The certificates representing the shares of Series C Preferred Stock so surrendered for redemption shall be forthwith cancelled. In case any shareholder shall give such notice of redemption and the Corporation shall, on or before the date specified in the notice, deposit the aforesaid redemption price of the shares of Series C Preferred Stock to be redeemed with a bank or trust company and notify in writing such shareholder thereof, all such shares of Series C Preferred Stock shall be deemed to have been redeemed on the date specified in such notice whether or not the certificates representing them shall be surrendered for redemption and cancelled, and such shares of Series C Preferred Stock shall from and after that date cease to represent any interest whatever in the Corporation or its property and shall not have voting rights, and the holders thereof shall have no rights other than the right to receive from and out of the deposit the aforesaid redemption price, but without any dividends or interest from and after the date specified in the notice for the redemption of the shares.

     4. Conversion Rights. The holders of the shares of Series C Preferred Stock shall have the following rights to convert such shares into shares of Common Stock:

          (a) The shares of Series C Preferred Stock shall be convertible at the option of the respective holders thereof, at any time, at the office of the Corporation, or, if the Corporation shall have a Transfer Agent for the Series C Preferred Stock, at the office of such Transfer
Agent, into fully paid and nonassessable shares of Common Stock at the price (in each case taking the Series C Preferred Stock at $1,000 per share) of $46.00 per share of Common Stock; provided, however, that in case of a call by the Corporation for redemption of any shares of Series C Preferred Stock pursuant to subparagraph (a) of paragraph 3 or in case of a shareholder demand for redemption pursuant to subparagraph (b) or paragraph 3, such right of conversion shall cease and terminate as to the shares designated for redemption at the close of business on the date fixed for such redemption or on such earlier date not more than three days prior to such redemption date as may be determined by resolution of the Board of Directors unless default shall be made in the payment of the redemption price. The price (initially $46.00 per share) at which shares of Common
Stock shall be issuable upon conversion of shares of Series C Preferred
Stock is hereinafter referred to as the "conversion price" of shares of Series C Preferred Stock. The conversion price shall be subject to adjustments from time to time in certain instances as hereinafter provided. Upon conversion the Corporation shall make no payment or adjustments on account of dividends accrued on the shares of Series C Preferred Stock surrendered for conversion.

          (b) Before any holder of shares of Series C Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates representing them at the office of the Corporation or the Transfer Agent hereinabove mentioned, and shall give written notice to the Corporation at the aforesaid office that he elects to convert the same and shall state in such notice the name or names in which he wishes the certificate or certificates representing the shares of Common Stock to be registered. The Corporation will, as soon as practicable thereafter, issue and deliver at the aforesaid office to the person for whose account such surrender of shares of Series C Preferred
Stock was made, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid together with the cash payment to be made in respect of any fraction of a share as herein provided. Such conversion shall be deemed to have been made as of the date of such surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common
Stock on that date. Unless otherwise required by law the transfer books of the Corporation for the shares of Series C Preferred Stock shall not be closed at any time so long as any of the shares of Series C Preferred Stock are outstanding but this shall not prevent the fixing of a record date.

          (c) If at any time the Corporation shall change, by subdivision or combination or by the paying of a share dividend, the number of shares of Common Stock then outstanding into a different number of shares (hereinafter referred to as "New Shares"), any holder of shares of Series C Preferred Stock upon conversion thereof shall be entitled to receive, in lieu of the number of shares of Common Stock to which he would have been entitled upon conversion at that date had there been no such change, the New Shares into which such number of shares of Common Stock would have been changed if the conversion of such shares of Series C Preferred Stock had been effected prior to such change into New Shares. In the event of such change, the Corporation agrees, subject to any necessary approval of shareholders, to take such action as may be required in order that the aggregate par value or stated value of the New Shares issuable on the conversion of each share of Series C Preferred Stock shall not be more than $4.00, plus any stated capital not theretofore allocated to any designated class or series which is thereupon allocated to such New Shares, plus any surplus thereupon transferred to stated capital and allocated to such New Shares.

          (d) In case the Corporation shall issue any shares of Common Stock (other than shares issued upon conversion of shares of Series A Preferred Stock, or upon conversion of shares of Series B Preferred Stock, or upon conversion of shares of Series C Preferred Stock, or upon a change by subdivision or combination or by the paying of a share dividend of the number of shares of Common Stock then outstanding into a different number of shares, or upon the exercise of any options intended to qualify as restricted or qualified stock options as provided in subsubparagraph (D) of subparagraph (f) below or pursuant to any incentive compensation plan or other employee benefit plan of the Corporation or any subsidiary) for a consideration per share less than the conversion price in effect immediately prior to the issuance of such additional shares, then and thereafter successively, upon each such issuance, the conversion price in effect immediately prior to the issuance of such additional shares shall forthwith be decreased to an amount determined by dividing

               (A) an amount equal to (i) the total number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the conversion price in effect immediately prior to the issuance of such additional shares plus (ii) the number of shares so issued multiplied by the consideration per share received upon such issuance by

               (B) the total number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

In every such case, the Board of Directors of the Corporation shall appoint a firm of certified public accountants (which may be the firm that regularly audits the financial statements of the Corporation) which shall give its opinion as to the adjustmment, if any, of the conversion price required under the provisions hereof and the conversion price shall thereupon be adjusted in accordance with such opinion. Such adjusted conversion price shall be furnished to the Transfer Agent, if any, and, upon request, to any holders of shares of Series C Preferred Stock. In giving such opinion, such firm shall rely upon any findings of the Board of Directors of the Corporation as to values and upon the opinion of counsel (who may be counsel for the Corporation) as to any matters of law or legal conclusions.

          (e) The Corporation shall not be required to make any decrease in the conversion price pursuant to subparagraph (d) above if the amount of such decrease would be less than $.50, but in such case any decrease that would otherwise have been then required shall be carried forward and shall be made at the time of the next subsequent adjustment which, together with any decrease so carried forward, shall amount to not less than $.50. In the event of any decrease in the conversion price pursuant to the provisions of subparagraph (d) above, the Corporation agrees, subject to any necessary approval of shareholders, to take such action as may be required in order that the aggregate par value or stated value of the shares of Common Stock issuable on the conversion of each share of Series C Preferred Stock shall not be more than $4.00, plus any stated capital not theretofore allocated to any designated class or series which is thereupon allocated to such New Shares, plus any surplus thereupon transferred to stated capital and allocated to such new shares.

          (f) For the purposes of subparagraph (d) above, the following provisions shall also be applicable:

               (A)  In the case of the issuance of
          additonal shares of Common Stock for cash, the consideration received by the Corporation therefor shall be deemed to be the amount of cash received by the Corporation for such shares before deducting therefrom any commissions or other expenses paid or incurred by the Corporation in any underwriting of or otherwise in connection with the issuance of such shares.

               (B) In case of the issuance (except as provided in subsubparagraph (C) below) of additional shares of Common Stock for a consideration other than cash or a consideration a part of which shall be other than cash, the amount of the consideration other than cash received by the Corporation for such shares shall be deemed to be the value of such consideration as determined by the Board of Directors.

               (C) In case of the issuance of additional shares of Common Stock upon the conversion or exchange of any obligations or of any shares of the Corporation other than shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the amount of the consideration received by the Corporation for such shares of Common
          Stock shall be deemed to be the amount of the consideration received by the Corporation upon the original issuance of such obligations or shares so converted or exchanged plus the consideration, if any, other than such obligations or shares, received by the Corporation upon such conversion or exchange, except in adjustment of interest or dividends. The amount of the consideration received by the Corporation upon the original issuance of such obligations or shares so converted or exchanged, and the amount of the consideration, if any, other than such obligations or shares, received by the Corporation upon such conversion shall be determined in the manner provided in subsubparagraphs (A) and (B) above.

               (D) In case of the issuance or sale of additional shares of Common Stock upon the exercise of options heretofore or hereafter granted or assumed by the Corporation or a subsidiary, provided such options were intended to qualify as restricted or qualified stock options for the purposes of the Internal Revenue Code or any substantially similar provision of the Internal Revenue Code in effect at the time such options were granted, or the issuance or sale of additional shares of Common Stock pursuant to any incentive compensation plan or other employee benefit plan of the Corporation or a subsidiary, the amount of the consideration received by the Corporation for each such share of Common Stock, if less than the conversion price in effect immediately prior to the issuance or sale thereof, shall nevertheless be deemed to be conversion price.

               (E) The number of shares of any class at any time outstanding shall include all shares of that class then owned or held by or for the account of the Corporation.

          (g)  In case

               (A) the Corporation shall declare any dividend payable in shares upon the shares of Common Stock or make any distribution (other than cash dividends) to the holders of the shares of Common Stock, or

               (B) the Corporation shall offer for subscription to the holders of the shares of Common Stock any additional shares of any class or grant to such holders any other rights or options, or

               (C) there shall be any capital reorganization or reclassification of the capital shares of the Corporation or of any consolidation or merger of the Corporation with another corporation or the sale or transfer of all or substantially all of the property of the Corporation, or

               (D) there shall be a liquidation, dissolution or winding up of the Corporation,

     then the Corporation shall cause at least fifteen days' prior notice, in the cases mentioned in subsubparagraphs (A) and (B) of this subparagraph (g), and at least thirty days' prior notice, in the cases mentioned in subsubparagraphs (C) and (D) of the subparagraph (g), to be mailed to the Transfer Agent, if any, for the shares of Series
     C Preferred Stock and to the holders of record of the outstanding shares of Series C Preferred Stock at the date on which a record is to be taken for such share dividend, distribution or subscription or other rights or options or on which such capital reorganization, reclassification, consolidation, merger, sale, transfer, liquidation or winding up shall become effective as the case may be.

          (h) Shares of Common Stock issued by the Corporation from time to time upon the conversion of any shares of Series C Preferred Stock shall be deemed fully paid and not liable to any further call or assessment thereon.

          (i) All shares of Series C Preferred Stock so converted shall be cancelled and shall not be reissued.

          (j) The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock, the full number of shares of Common Stock deliverable upon conversion of all of the shares of Series C Preferred Stock from time to time outstanding. The Corporation shall from time to time in accordance with the laws of the State of New York, subject to any necessary approval of shareholders, increase the authorized amount of its shares of Common Stock if at any time the number of shares of Common
     Stock remaining unissued shall not be sufficient to permit the conversion of all the shares of Series C Preferred Stock at the time outstanding.

          (k) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any of the shares of Series C Preferred Stock. If any such conversion results in a fraction, an amount equal to such fraction multiplied by the last sales price of the shares of Common Stock on the stock exchange in the City of New York on which the shares of Common Stock shall from time to time be listed (or the quoted closing bid price, if there be no sales on such exchange) on the day of conversion (or if such day is not a trading day on such exchange, on the next preceding day on which such exchange was open for business) or, if the shares of Common Stock are not so listed, an amount equal to such fraction multiplied by the closing bid price on the New York over-the-counter market on the date of conversion, as reported by the National
     Quotation Bureau, shall be paid to such holder in cash by the Corporation.

          (l) The Corporation will pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of common stock on conversion of shares of Series C
     Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that in which the shares of Series C Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

     5. Voting Rights. The holders of the shares of Series C Preferred Stock shall have full voting power for all purposes. Whenever a vote of shareholders is taken for any purpose, the holders of the shares of Series
C Preferred Stock then issued and outstanding shall be entitled to one vote in person or by proxy for each share of Series C Preferred Stock held by them respectively. Except as otherwise provided in Section 804 of the New York Business Corporation Law, the holders of the shares of Series A
Preferred Stock, the holders of the shares of Series B Preferred Stock, the holders of the shares of Series C Preferred Stock and the holders of the shares of Common Stock shall vote together and not by classes; provided, however, that so long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the holders of at least two-thirds of its outstanding shares of Series C Preferred Stock, amend the certificate of incorporation of the Corporation in such manner as to alter or change the preferences, special rights or powers of the shares of Series C Preferred Stock so as to affect such class adversely, or to increase of decrease the number of authorized shares of Series C Preferred Stock or to increase or decrease the par value thereof. In the event at any time the Corporation shall fail to pay six (6) quarterly dividends on all outstanding shares of Series C Preferred Stock, then at the next annual meeting of shareholders for the election of directors, and until payment in full of all such dividends then in default or provision therefor has been made by the declaring and setting aside thereof, the holders of the outstanding shares of Series C Preferred Stock, voting separately as a class to the exclusion of the holders of shares of any other class or series of capital stock of the Corporation, shall be entitled to vote for and elect two members of the Board of Directors of the Corporation. Directors elected by the holders of shares of Series C Preferred Stock voting separately as a class may be removed only by the concurring vote of the holders of a majority of the outstanding shares of Series C Preferred Stock, voting separately as a class, so long as the right of the holders of shares of Series C Preferred Stock voting as a class to elect two members of the Board of Directors of the Corporation shall continue.



      IN WITNESS WHEREOF, the undersigned have executed this certificate this 28th day of July, 1982.


                                          /s/ William F. Gleason, Jr.
                                          _______________________________
                                          William F. Gleason, Jr.
                                          Vice President, Secretary
                                          and General Counsel


                                          /s/ Roselyn C. Dlutman
                                          ________________________________
                                          Roselyn C. Dlutman
                                          Assistant Secretary

STATE OF NEW YORK  )
                    ss:
COUNTY OF NEW YORK )


     William F. Gleason, Jr., being duly sworn, deposes and says, that he is one of the persons described in and who executed the foregoing certificate, that he has read the same and knows the contents thereof, and that the statements contained therein are true.


                                         /s/ William F. Gleason, Jr.
                                         _______________________________
                                         William F. Gleason, Jr.


Sworn to before me this
28th day of July, 1982.



/s/ Maxine Solomon
    Notary Public


Filed in State of New York  April 20, 1978

                       CERTIFICATE OF AMENDMENT OF THE
                       CERTIFICATE OF INCORPORATION OF
                         THE CONTINENTAL CORPORATION

               Under Section 805 of the Business Corporation Law

     We the undersigned, William F. Gleason, Jr. and Alan R. Bialeck, being respectively a Vice President and an Assistant Secretary of The Continental Corporation, hereby certify:

     1.   The name of the Corporation is

                  The Continental Corporation

     2. The Certificate of Incorporation of the Corporation was filed by the Department of State on May 15, 1968.

     3. The Certificate of Incorporation is hereby amended to increase the number of shares of Common Stock which the Corporation shall have the authority to issue, to reduce the par value of the Common Stock which the Corporation shall have the authority to issue and to effect a 2-for-1 split of the Common Stock.

     4.   To effect the amendment of the Certificate of Incorporation:

          (a) Article 4 of the Certificate of Incorporation relating to the aggregate number and par value of shares which the Corporation shall have the authority to issue is hereby amended to read as follows:

          "The aggregate number of shares which the Corporation shall have the authority to issue shall be one hundred ten million (110,000,000) of which ten million (10,000,000) shall be shares of Preferred Stock of the par value of $4.00 each, and one hundred million
          (100,000,000) shall be shares of Common
          Stock of the par value of the $1.00 each."

          (b) Simultaneously with the foregoing amendment, each of the 27,094,844 issued shares (including treasury shares) of Common Stock, par value $2.00 per share, shall be changed into two shares of Common Stock, par value $1.00 per share.

      5. The amendment of the Certificate of Incorporation set forth in paragraph 4 above was authorized by vote of the holders of a majority of all outstanding shares of Common Stock, $2.50 Cumulative Convertible Preferred Stock, Series A, and $2.50 Cumulative Convertible Preferred Stock, Series B, entitled to vote thereon, voting as a single class at a meeting of shareholders held on April 20, 1978.

     IN WITNESS WHEREOF, we have signed this Certificate on April 20,
1978 and affirm the statements contained herein as true under penalties of perjury.
                                        /s/ William F. Gleason, Jr.
                                        ___________________________
                                         William F. Gleason, Jr.

                                         /s/ Alan R. Bialeck
                                         ___________________________
                                         Alan R. Bialeck


Filed in State of New York March 6, 1969

                   CERTIFICATE OF AMENDMENT
                              OF
                 CERTIFICATE OF INCORPORATION
                              OF
                  THE CONTINENTAL CORPORATION

      Under Section 805 of the Business Corporation Law
                   of the State of New York


     The undersigned, J. VICTOR HERD, President and GEOFFREY
DAVEY, Secretary of The Continental Corporation, hereby certify:

      1.  The name of the Corporation is

                  The Continental Corporation

      2. The date the certificate of incorporation was filed by the Department of State was May 15, 1968.

      3. The certificate of incorporation hereby is amended, pursuant to Section 801(b)(12) of the Business Corporation Law by amending the first sentence of subdivision (iii) of Section (e) of Article 5 thereof (stating the number, designation, relative rights, preferences, and limitations of preferred shares of a series of the par value of $4.00 each, as fixed by the Board of Directors before the issuance of shares of such series, under authority contained in the certificate of incorporation, none of the shares of such series having been issued at the date hereof), so that it shall read as follows:

          "At any time after January 15, 1975, but not before that date, all of the Series B Preferred Stock then outstanding, or from time to time any part thereof less than all, may at the option of the Board of Directors be redeemed on at least sixty days' written notice, given as herein provided, at a price of $50 per share, and in addition an amount equal to any dividends thereon in arrears and also the proportionate amount of the dividends accrued since the last preceding day for the payment of dividends to the date fixed for redemption whether or not earned or declared."

      4.  The foregoing amendment was authorized by the Executive
Committee of the Board of Directors, pursuant to authority delegated by the Board of Directors as provided in the by-laws and pursuant to Section 712 of the Business Corporation Law, at a meeting of the Committee duly held on March 6, 1969.

     IN WITNESS WHEREOF we have subscribed this certificate the 6th day of March, 1969.


                                        /s/ Victor Herd
                                        ____________________________
                                        J. Victor Herd
                                        President


                                        /s/ Geoffrey Davey
                                        ____________________________
                                        Geoffrey Davey
                                        Secretary


STATE OF NEW YORK  )
                   :  SS:
COUNTY OF NEW YORK )

     GEOFFREY DAVEY, being duly sworn, deposes and says that he is the Secretary of The Continental Corporation, that he has read the foregoing certificate and knows the contents thereof, and that the statements contained therein are true.


                                         /s/ Geoffrey Davey
                                         ___________________________
                                         Geoffrey Davey

Sworn to before me this
6th day of March, 1969.


/s/ Muriel L. Rowan
    Notary Public


Filed in State of New York December 18, 1968

                  CERTIFICATE OF AMENDMENT
                             OF
                 CERTIFICATE OF INCORPORATION
                             OF
                 THE CONTINENTAL CORPORATION


     Under Section 805 of the Business Corporation Law
                  of the State of New York


     The undersigned, J. VICTOR HERD, President and GEOFFREY
DAVEY, Secretary of The Continental Corporation, hereby certify:

     1.   The name of the Corporation is:

                  The Continental Corporation

     2. The date the certificate of incorporation was filed by the Department of State was May 15, 1968.

     3. The certificate of incorporation hereby is amended by adding to Article 5 thereof a provision, to be designated Section (e), stating the number, designation, relative rights, preferences, and limitations of preferred shares of a series of the par value of $4.00 each, as fixed by the Board of Directors before the issuance of such series, under authority contained in the certificate of incorporation, which shall read as follows:

          (e)  One million ninety four thousand ninety-six
(1,094,096) of the shares of Preferred Stock, none of which has been issued, shall be issued in and as a series to be designated $2.50 Cumulative Convertible Preferred Stock, Series B (hereinafter called Series B Preferred Stock), and shall have the following relative rights, preferences and limitations:

               (i)  The holders of the shares of Series B Preferred
Stock of the Corporation shall be entitled, when and as the Board of Directors shall declare any dividend out of accumulated earnings of the Corporation available therefor, to receive ratably, in proportion to the number of shares of Series B Preferred Stock held by them respectively, preferred dividends at the rate of $2.50 per annum, payable quarterly on March 15, June 15, September 15, and December 15 of each year. In the case of the first issuance of shares of Series B Preferred Stock, such dividends shall be cumulative from the date of issuance, and the initial quarterly dividend on such shares shall be based on the pro rata portion of the annual dividend and shall be payable the quarterly dividend payment date next following the date of issuance. In the case of any later issuances of other shares of Series B Preferred Stock, such dividends with respect to each such other share shall be cumulative from the quarterly dividend payment date next preceding the date of issuance of such share to which dividends have been paid on Series B Preferred Stock (or from the date of the first issuance of shares of Series B Preferred Stock of such other share is issued on or prior to the record date for the first dividend declared on Series B Preferred Stock), unless the date of issuance of such share is a dividend payment date to which dividends have been paid on Series B
Preferred Stock or a date between the record date for the determination of holders of Series B Preferred Stock entitled to receive a dividend which has been declared and the date for payment thereof, in either of which events such dividends shall be cumulative from such dividend payment date, so that all holders of record of Series B Preferred Stock outstanding on any record date for the determination of holders of Series B Preferred Stock entitled to receive any dividend thereon shall have the same dividend rights per share. Arrears of cumulative dividends shall not bear interest. Holders of shares of Series B Preferred Stock shall not as such be entitled to any other or further dividends.

               No dividend shall be declared or paid in any year upon shares of Common Stock until and unless full cumulative dividends shall have been paid on all outstanding shares of Series B Preferred Stock for all prior quarter years, or until and unless full dividends for the current quarter year to the holders of outstanding shares of Series B Preferred Stock shall have been declared and shall have been either paid or set aside for payment.

               If shares of both Series A Preferred Stock and
Series B Preferred Stock are outstanding, and the stated dividends are not paid in full, the shares of both series shall share ratably, share for share, in the payment of dividends, including accumulations if any.

               (ii) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation $50 per share, plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, before any amount whatsoever shall be paid or assets shall be distributed to the holders of the shares of Common Stock; and, after paying $50 per share to the holders of the shares of Series B Preferred Stock plus full cumulative dividends at the time unpaid, whether or not earned but without interest, any assets remaining, subject to the preferences of shares of any other series of Preferred Stock at the time outstanding shall be divided among the holders of the shares of Common Stock, in proportion to the number of shares of Common Stock held by them respectively. If the assets of the Corporation available for distribution to the holders of shares of Series B Preferred Stock shall be insufficient to permit the payment as aforesaid of $50 per share to the holders of the shares of Series B Preferred Stock plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, upon any liquidation, dissolution or winding up, then all of the assets available for distribution to the holders of such shares shall be distributed ratably among the holders of the shares of Series B Preferred Stock, in proportion to the number of shares of Series B Preferred Stock held by them respectively. A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale or transfer of substantially all of its assets as an entirety, shall not be deemed a liquidation or dissolution or winding up of the Corporation within the meaning of this paragraph (ii).

               If shares of both Series A Preferred Stock and
Series B Preferred Stock are outstanding and the amounts payable on liquidation are not paid in full, the shares of both series shall share ratably, share for share, in any distribution of assets other than by way of dividends.

               (iii) At any time after January 15, 1974, but not before that date, all of the Series B Preferred Stock then outstanding, or from time to time any part thereof less than all, may at the option of the Board of Directors be redeemed on at least sixty days' written notice, given as herein provided, at a price of $50 per share, and in addition an amount equal to any dividends thereon in arrears and also the proportionate amount of the dividends accrued since the last preceding day for the payment of dividends to the date fixed for redemption whether or not earned or declared. In case less than all of the shares of Series B Preferred Stock at any time outstanding shall be called for redemption, the shares so to be redeemed shall be determined in such manner as the Board of Directors may fix. In case the Board of Directors shall elect to redeem all or any of the shares then outstanding of Series B Preferred Stock, the Board of Directors shall cause a written notice to be mailed to each holder of Series B Preferred Stock called for redemption, addressed to each such shareholder at his last known post office address as the same shall appear on the stock transfer books of the Corporation, stating that the shares of Series B Preferred Stock specified in the notice will be redeemed by the Corporation at the redemption price aforesaid on a date to be specified in such notice, which shall be at least sixty days after the date of the mailing of such notice, and requiring the holders of the shares of Series B Preferred Stock called for redemption to present the certificates representing such shares held by them respectively for redemption at the office of a bank or trust company in the Borough of Manhattan, City and State of New York, to be designated in the notice. The Board of Directors shall cause a copy of the notice to be published in a newspaper of general circulation in the City of New York, State of New York, once a week for six successive weeks, the first publication to be at least sixty days prior to the date specified in the notice for the redemption of the shares. On and after the date specified in the notice, each holder of shares of Series B Preferred Stock called for redemption, upon presenting and surrendering at the place designated in the notice the certificates representing the shares of Series B Preferred Stock held by him and called for redemption, properly endorsed in blank for transfer or accompanied by proper instrument of assignment or transfer in blank, and bearing all necessary transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price hereinabove specified. The certificates representing the shares of Series B Preferred Stock so surrendered for redemption shall be forthwith cancelled.
In case the Board of Directors shall give such notice of the redemption of shares of Series B Preferred Stock and on or before the date specified in the notice shall deposit the amount of the aforesaid redemption price of the shares of Series B Preferred Stock called for redemption with the bank or trust company designated in the notice, all shares of Series B Preferred
Stock called for redemption shall be deemed to have been redeemed on the date specified in the notice whether or not the certificates representing them shall be surrendered for redemption and cancelled, and the shares of Series B Preferred Stock called for redemption shall from and after that date cease to represent any interest whatever in the Corporation or its property and shall not have voting rights, and the holders thereof shall have no rights other than the right to receive from and out of the deposit the aforesaid redemption price, but without any dividends or interest from or after the date specified in the notice for the redemption of the shares.

               (iv) The holders of the shares of Series B Preferred
Stock shall have the following rights to convert such shares into shares of Common Stock:

               (1)  the shares of Series B Preferred Stock
shall be convertible at the option of the respective holders thereof, at any time, at the office of the Corporation, or, if the corporation shall have a Transfer Agent for the Series B Preferred Stock, at the office of such Transfer Agent, into fully paid and nonassessable shares of Common Stock at the price (in each case taking the Series B Preferred Stock at $50 per share) of $50 per share of Common Stock; provided, however, that in case of the call for redemption of any shares of Series B Preferred Stock such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the date fixed for such redemption or on such earlier date not more than three days prior to such redemption date as may be determined by resolution of the Board of Directors unless default shall be made in the payment of the redemption price. The price (initially $50 per share) at which shares of Common Stock shall be issuable upon conversion of shares of Series B Preferred Stock is hereinafter referred to as the "conversion price" of shares of Series B Preferred Stock. The conversion price shall be subject to adjustments from time to time in certain instances as hereinafter provided. Upon conversion the Corporation shall make no payment or adjustments on account of dividends accrued on the shares of Series B Preferred Stock surrendered for conversion.

               (2)  Before any holder of shares of Series B
Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates representing them at the office of the Corporation or Transfer Agent hereinabove mentioned, and shall give written notice to the Corporation at the aforesaid office that he elects to convert the same and shall state in such notice the name or names in which he wishes the certificate or certificates for Common Shares to be registered. The Corporation will, as soon as practicable thereafter, issue and deliver at the aforesaid office to the person for whose account such surrender of shares of Series B Preferred Stock was made or to his nominee or nominees certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid together with the cash payment to be made in respect of any fraction of a share as herein provided. Such conversion shall be deemed to have been made as of the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on that date. Unless otherwise required by law the transfer books of the Corporation for the shares of Series B Preferred Stock shall not be closed at any time so long as any of the Shares of Series B Preferred Stock are outstanding but this shall not prevent the fixing of a record date.

               (3)  If at any time the Corporation shall
change by subdivision or combination or by the paying of a share dividend the number of shares of Common Stock then outstanding into a different number of shares (hereinafter referred to as "New Shares"), any holder of shares of Series B Preferred Stock upon conversion thereof shall be entitled to receive, in lieu of the number of shares of Common Stock to which he would have been entitled upon conversion at that date had there been no such change, the New Shares into which such number of shares of Common Stock would have been changed if the conversion of such shares of Series B Preferred Stock had been effected prior to such change into New Shares. In the event of such change, the Corporation agrees, subject to any necessary approval of shareholders, to take such action as may be required in order that the aggregate par value or stated value of the New Shares issuable on the conversion of each share of Series B Preferred Stock shall not be more than $4.00, plus any stated capital not theretofore allocated to any designated class or series which is thereupon allocated to such New Shares, plus any surplus thereupon transferred to stated capital and allocated to such New Shares.

               (4)  In case the Corporation shall issue any
shares of Common Stock (other than shares issued upon conversion of shares of Series A Preferred Stock, or upon conversion of shares of Series
B Preferred Stock, or upon a change by subdivision or combination or by the paying of a share dividend of the number of shares of Common Stock then outstanding into a different number of shares, or upon the exercise of any options intended to qualify as restricted or qualified stock options as provided in subparagraph (D) of paragraph (6) below or pursuant to any incentive compensation plan or other employee benefit plan of the Corporation or any subsidiary) for a consideration per share less than the conversion price in effect immediately prior to the issuance of such additional shares, then and thereafter successively, upon each such issuance, the conversion price in effect immediately prior to the issuance of such additional shares shall forthwith be decreased to an amount determined by dividing

                    (A)  an amount equal to (i) the total
                    number of shares of Common Stock
                    outstanding immediately prior to such issuance multiplied by the conversion price in effect immediately prior to the issuance of such additional shares plus (ii) the number of shares so issued multiplied by the consideration per share received upon such issuance by

                    (B)  the total number of shares of
                    Common Stock outstanding immediately after the issuance of such additional shares.

In every such case, the Board of Directors of the Corporation shall appoint a firm of certified public accountants (which may be the firm that regularly audits the financial statements of the corporation) which shall give its opinion as to the adjustment, if any, of the conversion price required under the provisions hereof and the conversion price shall thereupon be adjusted in accordance with such opinion. Such adjusted conversion price shall be furnished to the Transfer Agent, if any, and, upon request, to any holders of shares of Series B Preferred Stock. In giving such opinion, such firm shall rely upon any findings of the Board of Directors of the Corporation as to values and upon the opinion of counsel, (who may be counsel for the Corporation) as to any matters of law or legal conclusions.

               (5) The Corporation shall not be required to make any decrease in the conversion price pursuant to paragraph (4) above if the amount of such decrease would be less than 50 cents, but in such case any decrease that would otherwise have been then required shall be carried forward and shall be made at the time of the next subsequent adjustment which, together with any decrease so carried forward, shall amount to not less than 50 cents. In the event of any decrease in the conversion price pursuant to the provisions of paragraph (4) above, the Corporation agrees, subject to any necessary approval of shareholders, to take such action as may be required in order that the aggregate par value or stated value of the shares of Common Stock issuable on the conversion of each share of Series
B Preferred Stock shall not be more than $4.00, plus any stated capital not theretofore allocated to any designated class or series which is thereupon allocated to such New Shares, plus any surplus thereupon transferred to stated capital and allocated to such New Shares.

               (6) For the purposes of paragraph (4) above, the following provisions shall also be applicable:

               (A)  In the case of the issuance of
additional shares of Common Stock for cash, the consideration received by the Corporation therefor shall be deemed to be the amount of cash received by the Corporation for such shares before deducting therefrom any commissions or other expenses paid or incurred by the Corporation in any underwriting of or otherwise in connection with the issuance of such shares.

               (B)  In case of the issuance (except
as provided in subparagraph (c) below) of additional shares of Common
Stock for a consideration other than cash or a consideration, a part of which shall be other than cash, the amount of the consideration other than cash received by the Corporation for such shares shall be deemed to be the value of such consideration as determined by the Board of Directors.

               (C)  In case of the issuance of
additional shares of Common Stock upon the conversion or exchange of any obligations or of any shares of the Corporation other than shares of Series B Preferred Stock, the amount of the consideration received by the Corporation for such shares of Common Stock shall be deemed to be the amount of the consideration received by the Corporation upon the original issuance of such obligations or shares so converted or exchanged plus the consideration, if any, other than such obligations or shares, received by the Corporation upon such conversion or exchange, except in adjustment of interest or dividends. The amount of the consideration received by the Corporation upon the original issuance of such obligations or shares so converted or exchanged, and the amount of the consideration, if any, other than such obligations or shares, received by the Corporation upon such conversion shall be determined in the manner provided in subparagraphs (A) and (B) above.

               (D)  In case of the issuance or sale of
additional shares of Common Stock upon the exercise of options heretofore or hereafter granted or assumed by the Corporation or a subsidiary, provided such options were intended to qualify as restricted or qualified stock options for the purposes of the Internal Revenue Code or any substantially similar provision of the Internal Revenue Code in effect at the time such options were granted, or the issuance or sale of additional shares of Common Stock pursuant to any incentive compensation plan or other employee benefit plan of the Corporation or a subsidiary, the amount of the consideration received by the Corporation for each such share of Common Stock, if less than the conversion price in effect immediately prior to the issuance or sale thereof, shall nevertheless be deemed to be such conversion price.

               (E)  The number of shares of any
class at any time outstanding shall include all shares of that class then owned or held by or for the account of the Corporation.

                (7)  In case

                     (A)  the Corporation shall declare any
dividend payable in shares upon the shares of Common Stock or make any distribution (other than cash dividends) to the holders of the shares of Common Stock, or

                     (B)  the Corporation shall offer for
subscription to the holders of the shares of Common Stock any additional shares of any class or grant to such holders any other rights or options, or

                     (C)  of any capital reorganization or
reclassification of the Capital shares of the Corporation or of any consolidation or merger of the Corporation with another corporation or the sale or transfer of all or substantially all of the property of the Corporation, or

                     (D)  of the liquidation, dissolution or
winding up of the Corporation,

then the Corporation shall cause at least fifteen days' prior notice in the cases mentioned in subparagraphs (A) and (B) above and at least thirty days' prior notice in the cases mentioned in subparagraphs (C) and (D) above to be mailed to the Transfer Agent, if any, for the shares of Series B Preferred Stock and to holders of record of the outstanding shares of Series B Preferred Stock at the date on which a record is to be taken for such share dividend, distribution or subscription or other rights or options or on which such capital reorganization, reclassification, consolidation, merger, sale, transfer, liquidation or winding up shall become effective, as the case may be.

               (8)  Shares of Common Stock issued by the
Corporation from time to time upon the conversion of any shares of Series B Preferred Stock shall be deemed fully paid and not liable to any further call or assessment thereon.

               (9) All shares of Series B Preferred Stock so converted shall be cancelled and shall not be reissued.

               (10) The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, the full number of shares of Common Stock deliverable upon conversion of all of the shares of Series B Preferred Stock from time to time outstanding. The Corporation shall from time to time in accordance with the laws of the State of New york, subject to any necessary approval of shareholders, increase the authorized amount of its shares of Common Stock if at any time the number of shares of Common
Stock remaining unissued shall not be sufficient to permit the conversion of all the shares of Series B Preferred Stock at the time outstanding.

               (11) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any of the shares of Series B Preferred Stock. If any such conversion results in a fraction, an amount equal to such fraction multiplied by the last sales price of the shares of Common Stock on the stock exchange in the City of New York on which the shares of Common Stock shall from time to time be listed (or the quoted closing bid price, if there be no sales on such exchange) on the day of conversion (or if such day is not a trading day on such exchange, on the next preceding day on which such exchange was open for business) or, if the shares of Common Stock are not so listed, an amount equal to such fraction multiplied by the closing bid price on the New York over-the-counter market on the date of conversion, as reported by the National Quotation Bureau, shall be paid to such holder in cash by the Corporation.

               (12) The Corporation will pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of common stock on conversion of shares of Series B Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

               (v) Except as hereinafter set forth, the holders of the shares of Series A Preferred Stock, the holders of the shares of Series
B Preferred Stock and the holders of the shares of Common Stock shall have full voting power for all purposes; whenever a vote of shareholders is taken for any purpose, the holders of the shares of Common Stock then issued and outstanding shall be entitled to one vote in person or by proxy for each share of Common Stock held by them respectively; the holders of Series A Preferred Stock then issued and outstanding shall be entitled to one vote in person or by proxy for each share of Series A Preferred Stock held by them respectively; and the holders of the shares of Series B Preferred Stock than issued and outstanding shall be entitled to one vote in person or by proxy for each share of Series B Preferred Stock held by them respectively; and, except as otherwise provided in Section 804 of the New York Business Corporation Law, the holders of the shares of Series A Preferred Stock, the holders of the shares of Series B Preferred Stock and the holders of the shares of Common Stock shall vote together and not by classes; provided, however, that so long as any shares of Series A Preferred Stock are outstanding, the holders thereof shall have the voting rights set forth in paragraph (v) of section (b) of this Article 5; and provided, further, that so long as any shares of Series B Preferred stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the holders of at least two-thirds of its outstanding shares of Series B Preferred Stock, amend the certificate of incorporation of the Corporation in such manner as to alter or change the preferences, special rights or powers of the shares of Series B Preferred Stock so as to affect such class adversely, or to increase or decrease the par value of the shares of Series B Preferred Stock. The foregoing shall not be deemed to preclude action by the Board of Directors of the Corporation pursuant to Section 502 of the New York Business Corporation Law and to paragraph (ii) of section (c) of this Article 5, to increase or decrease the number of authorized shares of Series B Preferred Stock. In the event at any time the Corporation shall fail to pay six (6) quarterly dividends on all outstanding shares of Series B Preferred Stock, then at the next annual meeting of shareholders for the election of directors, and until payment in full of all such dividends, then in default, or provision therefor has been made by the declaring and setting aside thereof, the holders of the outstanding shares of Series B Preferred Stock voting separately as a class to the exclusion of the holders of shares of any other class or series of capital stock of the Corporation shall be entitled to vote for and elect two members of the Board of Directors of the Corporation and, subject to the rights of the holders of outstanding shares of Preferred Stock of any other series at the time authorized, the holders of shares of Common Stock voting separately as a class to the exclusion of the holders of shares of Series B Preferred Stock shall be entitled to vote for and elect the remaining members of the Board of Directors of the Corporation.
Directors elected by the holders of shares of Series B Preferred Stock voting separately as a class may be removed only by the concurring vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class, so long as the right of the holders of shares of Series B Preferred Stock voting as a class to elect two members of the Board of Directors of the Corporation shall continue.

     4. The foregoing amendment was authorized by the Board of Directors at a meeting of the Board duly held on October 17, 1968.

          IN WITNESS WHEREOF we have subscribed this certificate this 16th day of December, 1968


                                        /s/ J. Victor Herd
                                         __________________________
                                         J. Victor Herd
                                         President


                                         /s/ Geoffrey Davey
                                         __________________________
                                         Geoffrey Davey
                                         Secretary

STATE OF NEW YORK  )
                   : SS.:
COUNTY OF NEW YORK )

     GEOFFREY DAVEY, being duly sworn, desposes and says that he is the Secretary of The Continental Corporation, that he has read the foregoing certificate and knows the contents thereof, and that the statements contained therein are true.


                                         /s/ Geoffrey Davey
                                         ___________________________
                                         Geoffrey Davey

Sworn to before me this
16th day of December, 1968


/s/ Muriel L. Rowan
    Notary Public


Filed in State of New York  May 15, 1968

                        CERTIFICATE OF INCORPORATION
                                     OF
                        THE CONTINENTAL CORPORATION

   Under Section 402 of the Business Corporation Law of the State of New York


The undersigned, for the purpose of forming a corporation pursuant to
Section 402 of the Business Corporation Law of the State of New York, certifies:

     1.   The name of the Corporation shall be

                  The Continental Corporation

     2.   The purposes for which it is to be formed are:

          (a) To engage in any commercial, mercantile, industrial, manufacturing, marine, exploration, mining, agricultural, research, licensing, servicing, agency, securities or brokerage business not prohibited by law, and any, some or all of the foregoing;

          (b) To purchase or otherwise acquire, and to hold, sell, assign, transfer, exchange, mortgage, pledge, hypothecate, or otherwise dispose of, as principal, agent or broker, and on commission or otherwise, securities (which term includes, without limitation of the generality thereof, any shares of stock, whether common or preferred, or other evidences of ownership, bonds, debentures, notes, or other evidences of indebtedness, unsecured or secured by mortgages on real or personal property wherever situated, and any certificates, receipts, or other instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interest therein, or in any property or assets) created or issued by any persons, firms, associations, corporations, or governments or subdivisions thereof; to make payment therefor in any lawful manner;
and to exercise, as owner or holder of any securities, any and all rights powers, and privileges in respect thereof:

          (c) To acquire, by purchase, lease, or otherwise, lands and interests in lands, and to own, hold, improve, develop, and manage any real estate so acquired, and to erect, or cause to be erected, on any lands owned, held or occupied by the Corporation, buildings or other structures, with their appurtenances, and to manage, operate, lease, rebuild, enlarge, alter or improve any buildings or other structures; now or hereafter erected on any lands so owned, held, or occupied, and to encumber or dispose of any lands or interests in lands, and any buildings or other structures, and any stores, shops, suites, rooms, or part of any buildings or other structures, at any time owned or held by the Corporation;

          (d) To acquire, by purchase, lease, manufacture or otherwise, any personal property deemed necessary or useful in the equipment, furnishing, improvement, development, or management of any property, real or personal, at any time owned, held, or occupied by the Corporation and to invest, trade, and deal in any personal property deemed beneficial to the Corporation, and to encumber or dispose of any personal property at any time owned or held by the Corporation;

          (e) To purchase or otherwise acquire, undertake, carry on, improve or develop, all or any of the business, good will, rights, assets, and liabilities of any person, firm, association, or corporation carrying on any kind of business of a similar nature to that which this Corporation is authorized to carry on, pursuant to the provisions of this certificate; and to hold, utilize and in any manner dispose of the rights and property so acquired;

          (f) To borrow money and contract debts; to make, issue, and dispose of bonds, debentures, notes, and other obligations, secured or unsecured; and to make any lawful contract of guaranty, suretyship, or of any kind whatsoever in connection with, or in aid of, any corporation or other organization any of whose securities this Corporation owns or in which this Corporation has an interest; to secure contracts, obligations, and liabilities of any thereof, in whole or in part, by mortgage, deed of trust, pledge, or other lien, upon any or all of the property of this Corporation wheresoever situated, acquired or to be acquired;

          (g) To cause or allow the legal title, or any estate, right, or interest in any property owned, acquired, controlled, or operated by this Corporation, to remain or to be vested in the name of any person, firm, organization, association, or corporation, as agent, trustee, or nominee of this Corporation, upon such terms or conditions which the Board of Directors may consider for the benefit of this Corporation;

          (h) To such extent as a corporation organized under the Business Corporation Law of the State of New York now or hereafter lawfully may do, to do each and every thing necessary, suitable, convenient, or proper for, or in connection with, or incidental to, the accomplishment of any one or more of the purposes or the exercise of any one or more of the powers herein enumerated, or designated directly or indirectly to promote the interests of the Corporation or to enhance the value of its properties; and in general to do any and all things and exercise any and all powers, rights, and privileges for which a corporation may now or hereafter be organized under the Business Corporation Law of the State of New York, or under any act amendatory thereof, supplemental thereto, or substituted therefor.

     3. The city and the county within the state in which the office of the Corporation is to be located shall be the City of New York, County of New York.

     4. The aggregate number of shares which the Corporation shall have the authority to issue shall be sixty million (60,000,000) of which ten million (10,000,000) shall be shares of Preferred Stock of the par value of $4.00 each, and fifty million (50,000,000) shall be shares of Common
Stock of the par value of $2.00 each.

     5. The relative rights, preference and limitations of the shares of each class are as follows:

          (a) The holders of shares of Common Stock shall be entitled to one vote per share on all matters upon which shareholders are entitled to vote and shall not be entitled to any preferences in the distribution of dividends or assets.

          (b) Two million seven hundred fifty thousand (2,750,000) of the shares of Preferred Stock shall be designated $2.50 Cumulative Convertible Preferred Stock, Series A (hereinafter called Series A Preferred Stock), and shall have the following relative rights, preferences and limitations:

               (i)  The holders of the shares of Series A Preferred
Stock of the Corporation shall be entitled, when and as the Board of Directors shall declare any dividend out of accumulated earnings of the Corporation available therefor, to receive ratably, in proportion to the number os shares of Series A Preferred Stock held by them respectively, dividends cumulative from June 15, 1968, payable quarterly on March 15, June 15, September 15, and December 15 of each year at the rate of $2.50 per annum, before any dividends are declared or paid to the holders of shares of Common Stock; arrears of cumulative dividends shall not bear interest. Holders of shares of Series A Preferred Stock shall not as such be entitled to any other or further dividends.

               No dividend shall be declared or paid in any year upon shares of Common Stock until and unless full cumulative dividends shall have been paid on all outstanding shares of Series A Preferred Stock for all prior years, or until and unless full dividends for the current year to the holders of outstanding shares of Series A Preferred Stock shall have been declared and shall have been either paid or set aside for payment.

               (ii) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation $50 per share, plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, before any amount whatsoever shall be paid or assets shall be distributed to the holders of the shares of Common Stock; and, after paying $50 per share to the holders of the shares of Series A Preferred Stock plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, any assets remaining shall be divided among the holders of the shares of Common Stock, in proportion to the number of shares of Common Stock held by them respectively. If the assets of the Corporation available for distribution to the holders of shares of Series A Preferred Stock shall be insufficient to permit the payment as aforesaid of $50 per share to the holders of the shares of Series A Preferred Stock plus full cumulative dividends at the time unpaid, whether or not earned, but without interest, upon any liquidation, dissolution or winding up, then all of the assets available for distribution to the holders of such shares shall be distributed ratably among the holders of the shares of Series A Preferred Stock, in proportion to the number of shares of Series A Preferred Stock held by them respectively. A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale or transfer of substantially all of its assets as an entirety, shall not be deemed a liquidation or dissolution or winding up of the Corporation within the meaning of this paragraph (ii).

               (iii) At any time all of the Series A Preferred Stock then outstanding, or from time to time any part thereof less than all, may at the option of the Board of Directors be redeemed on at least sixty days' written notice, given as herein provided, at $50 per share and in addition an amount equal to any dividends thereon in arrears and also the proportionate amount of the dividends accrued since the last preceding day for the payment of dividends to the date fixed for redemption whether or not earned or declared. In case less than all of the shares of Series A Preferred Stock at any time outstanding shall be called for redemption, the shares so to be redeemed shall be determined in such manner as the Board of Directors may fix. In case the Board of Directors shall elect to redeem all or any of the shares then outstanding of Series A Preferred Stock, the Board of Directors shall cause a written notice to be mailed to each holder of Series A Preferred Stock called for redemption, addressed to each such shareholder at his last known post office address as the same shall appear on the stock transfer books of the Corporation, stating that the shares of Series A Preferred Stock specified in the notice will be redeemed by the Corporation at the redemption price aforesaid on a date to be specified in such notice, which shall be at least sixty days after the date of the mailing of such notice, and requiring the holders of the shares of Series A Preferred Stock called for redemption to present the certificates representing such shares held by them respectively for redemption at the office of a bank or trust company in the Borough of Manhattan, City and State of New York, to be designated in the notice. The Board of Directors shall cause a copy of the notice to be published in a newspaper of general circulation in the City of New York, State of New York, once a week for six successive weeks, the first publication to be at least sixty days prior to the date specified in the notice for the redemption of the shares. On and after the date specified in the notice, each holder of shares of Series A Preferred
Stock called for redemption, upon presenting and surrendering at the place designated in the notice the certificates representing the shares of Series A Preferred Stock held by him and called for redemption, properly endorsed in blank for transfer or accompanied by proper instrument of assignment or transfer in blank, and bearing all necessary transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price hereinabove specified. The certificates representing the shares of Series A Preferred Stock so surrendered for redemption shall be forthwith cancelled. In case the Board of Directors shall give such notice of the redemption of shares of Series A Preferred Stock and on or before the date specified in the notice shall deposit the amount of the aforesaid redemption price of the shares of Series A Preferred Stock called for redemption with the bank or trust company designated in the notice, all shares of Series A Preferred Stock called for redemption shall be deemed to have been redeemed on the date specified in the notice whether or not the certificates representing them shall be surrendered for redemption and cancelled, and the shares of Series A Preferred Stock called for redemption shall from and after that date cease to represent any interest whatever in the Corporation or its property and shall not have voting rights, and the holders thereof shall have no rights other than the right to receive from and out of the deposit the aforesaid redemption price, but without any dividends or interest from or after the date specified in the notice for the redemption of the shares.

               (iv)  The holders of the shares of Series A Preferred
Stock shall have the following rights to convert such shares into shares of Common Stock:

               (1) The shares of Series A Preferred Stock shall be convertible at the option of the respective holders thereof, at any time, at the office of the Corporation, or, if the Corporation shall have a Transfer Agent for the Series A Preferred Stock, at the office of such Transfer Agent, into fully paid and nonassessable shares of Common Stock at the price (in each case taking the Series A Preferred Stock at $50 per share) of $50 per share of Common Stock; provided, however, that in case of the call for redemption of any shares of Series A Preferred Stock such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the date fixed for such redemption or on such earlier date not more than three days prior to such redemption date as may be determined by resolution of the Board of Directors unless default shall be made in the payment of the redemption price. The price (initially $50 per share) at which shares of Common Stock shall be issuable upon conversion of shares of Series A Preferred Stock is hereinafter referred to as the "conversion price" of shares of Series A Preferred Stock. The conversion price shall be subject to adjustments from time to time in certain instances as hereinafter provided. Upon conversion the Corporation shall make no payment or adjustments on account of dividends accrued on the shares of Series A Preferred Stock surrendered for conversion.

               (2)  Before any holder of shares of Series A
Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates representing them at the office of the Corporation or Transfer Agent hereinabove mentioned, and shall give written notice to the Corporation at the aforesaid office that he elects to convert the same and shall state in such notice the name or names in which he wishes the certificate or certificates representing the shares of Common Stock to be registered. The
Corporation will, as soon as practicable thereafter, issue and deliver at the aforesaid office to the person for whose account such surrender of shares of Series A Preferred Stock was made or to his nominee or nominees certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid together with the cash payment to be made in respect of any fraction of a share as herein provided. Such conversion shall be deemed to have been made as of the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on that date. Unless otherwise required by law the transfer books of the Corporation for the shares of Series A Preferred Stock shall not be closed at any time so long as any of the shares of Series A Preferred Stock are outstanding but this shall not prevent the fixing of a record date.

               (3)  If at any time the Corporation shall
change by subdivision or combination or by the paying of a share dividend the number of shares of Common Stock then outstanding into a different number of shares (hereinafter referred to as "New Shares"), any holder of shares of Series A Preferred Stock upon conversion thereof shall be entitled to receive, in lieu of the number of shares of Common Stock to which he would have been entitled upon conversion at that date had there been no such change, the New Shares into which such number of shares of Common Stock would have been changed if the conversion of such shares of Series A Preferred Stock had been effected prior to such change into New Shares. In the event of such change, the Corporation agrees, subject to any necessary approval of shareholders, to take such action as may be required in order that the aggregate par value or stated value of the New Shares issuable on the conversion of each share of Series A Preferred Stock shall not be more than $4.00, plus any stated capital not theretofore allocated to any designated class or series which is thereupon allocated to such New Shares, plus any surplus thereupon transferred to stated capital and allocated to such New Shares.

               (4)  In case the Corporation shall issue any
shares of Common Stock (other than shares issued upon conversation of shares of Series A Preferred Stock, or upon a change by subdivision or combination or by the paying of a share dividend of the number of shares of Common Stock then outstanding into a different number of shares, or upon the exercise of any options intended to qualify as restricted or qualified stock options as provided in subparagraph (D) of paragraph (6) below or pursuant to any incentive compensation plan or other employee benefit plan of the Corporation or any subsidiary) for a consideration per share less than the conversion price in effect immediately prior to the issuance of such additional shares, then and thereafter successively, upon each such issuance, the conversion price in effect immediately prior to the issuance of such additional shares shall forthwith be decreased to an amount determined by dividing

                         (A)  an amount equal to (i) the total
                         number of shares of Common Stock
                         outstanding immediately prior to such
                         issuance multiplied by the conversion
                         price in effect immediately prior to the issuance of such additional shares plus
                         (ii) the number of shares so issued
                         multiplied by the consideration per
                         share received upon such issuance

     by

                         (B)  the total number of shares of
                         Common Stock outstanding
                         immediately after the issuance of such
                         additional shares.

In every such case, the Board of Directors of the Corporation shall appoint a firm of certified public accountants (which may be the firm that regularly audits the financial statements of the Corporation) which shall give its opinion as to the adjustment, if any, of the conversion price required under the provisions hereof and the conversion price shall thereupon be adjusted in accordance with such opinion. Such adjusted conversion price shall be furnished to the Transfer Agent, if any, and, upon request, to any holders of shares of Series A Preferred Stock. In giving such opinion, such firm shall rely upon any findings of the Board of Directors of the Corporation as to values and upon the opinion of counsel (who may be counsel for the Corporation) as to any matters of law or legal conclusions.

               (5) The Corporation shall not be required to make any decrease in the conversion price pursuant to paragraph (4) above if the amount of such decrease would be less than 50 cents, but in such case any decrease that would otherwise have been then required shall be carried forward and shall be made at the time of the next subsequent adjustment which, together with any decrease so carried forward, shall amount to not less than 50 cents. In the event of any decrease in the conversion price pursuant to the provisions of paragraph (4) above, the Corporation agrees, subject to any necessary approval of shareholders, to take such action as may be required in order that the aggregate par value or stated value of the shares of Common Stock issuable on the conversion of each share of Series
A Preferred Stock shall not be more than $4.00, plus any stated capital not theretofore allocated to any designated class or series which is thereupon allocated to such New Shares, plus any surplus thereupon transferred to stated capital and allocated to such New Shares.

               (6) For the purposes of paragraph (4) above, the following provisions shall also be applicable:

               (A)  In the case of the issuance of
additional shares of Common Stock for cash, the consideration received by the Corporation therefor shall be deemed to be the amount of cash received by the Corporation for such shares before deducting therefrom any commissions or other expenses paid or incurred by the Corporation in any underwriting of or otherwise in connection with the issuance of such shares.

               (B)  In case of the issuance (except
as provided in subparagraph (C) below) of additional shares of Common
Stock for a consideration other than cash or a consideration, a part of which shall be other than cash, the amount of the consideration other than cash received by the Corporation for such shares shall be deemed to be the value of such consideration as determined by the Board of Directors.

               (C) In case of the issuance of additional shares of Common Stock upon the conversion or exchange of any obligations or of any shares of the Corporation other than shares of Series A Preferred Stock, the amount of the consideration received by the Corporation for such shares of Common Stock shall be deemed to be the amount of the consideration received by the Corporation upon the original issuance of such obligations or shares so converted or exchanged plus the consideration, if any, other than such obligations or shares, received by the Corporation upon such conversion or exchange, except in adjustment of interest or dividends. The amount of the consideration received by the Corporation upon the original issuance of such obligations or shares so converted or exchanged, and the amount of the consideration, if any, other than such obligations or shares, received by the Corporation upon such conversion shall be determined in the manner provided in subparagraphs (A) and (B) above.

               (D) In case of the issuance or sale of additional shares of Common Stock upon the exercise of options heretofore or hereafter granted or assumed by the Corporation or a subsidiary, provided such options were intended to qualify as restricted or qualified stock options for the purposes of the Internal Revenue Code or any substantially similar provision of the Internal Revenue Code in effect at the time such options were granted, or the issuance or sale of additional shares of Common Stock pursuant to any incentive compensation plan or other employee benefit plan of the Corporation or a subsidiary, the amount of the consideration received by the Corporation for each such share of Common Stock, if less than the conversion price in effect immediately prior to the issuance or sale thereof, shall nevertheless be deemed to be such conversion price.

               (E) The number of shares of any class at any time outstanding shall include all shares of that class then owned or held by or for the account of the Corporation.

               (7)  In case

               (A) the Corporation shall declare any dividend payable in shares upon the shares of Common Stock or make any distribution (other than cash dividends) to the holders of the shares of Common Stock, or

               (B) the Corporation shall offer for subscription to the holders of the shares of Common Stock any additional shares of any class or grant to such holders any other rights or options, or

               (C) of any capital reorganization or reclassification of the capital shares of the Corporation or of any consolidation or merger of the Corporation with another corporation or the sale or transfer of all or substantially all of the property of the Corporation, or

               (D) of the liquidation, dissolution or winding up of the Corporation, then the Corporation shall cause at least fifteen days' prior notice in the cases mentioned in subparagraphs (A) and (B) above and at least thirty days' prior notice in the cases mentioned in subparagraphs (C) and (D) above to be mailed to the Transfer Agent, if any, for the shares of Series A Preferred Stock and to holders of record of the outstanding shares of Series A Preferred Stock at the date on which a record is to be taken for such share dividend, distribution or subscription or other rights or options or on which such capital reorganization, reclassification, consolidation, merger, sale, transfer, liquidation or winding up shall become effective, as the case may be.

               (8) Shares of Common Stock issued by the Corporation from time to time upon the conversion of any shares of Series A Preferred Stock shall be deemed fully paid and not liable to any further call or assessment thereon.

               (9) All shares of Series A Preferred Stock so converted shall be cancelled and shall not be reissued.

               (10) The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, the full number of shares of Common Stock deliverable upon conversion of all of the shares of Series A Preferred Stock from time to time outstanding. The Corporation shall from time to time in accordance with the laws of the State of New York, subject to any necessary approval of shareholders, increase the authorized amount of its shares of Common Stock if at any time the number of shares of Common
Stock remaining unissued shall not be sufficient to permit the conversion of all the shares of Series A Preferred Stock at the time outstanding.

               (11) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any of the shares of Series A Preferred Stock. If any such conversion results in a fraction, an amount equal to such fraction multiplied by the last sales price of the shares of Common Stock on the stock exchange in the City of New York on which the shares of Common Stock shall from time to time be listed (or the quoted closing bid price, if there be no sales on such exchange) on the day of conversion (or if such day is not a trading day on such exchange, on the next preceding day on which such exchange was open for business) or, if the shares of Common Stock are not so listed, an amount equal to such fraction multiplied by the closing bid price on the New York over-the-counter market on the date of conversion, as reported, by the National Quotation Bureau, shall be paid to such holders in cash by the Corporation.

               (12) The Corporation will pay any and all issue and other taxes that may be payable in respect to any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax that may be payable in respect to any transfer involved in the issue or delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation, that such tax has been paid.

               (v) Except as hereinafter set forth, the holders of the shares of Series A Preferred Stock and the holders of the shares of Common Stock shall have full voting power for all purposes; whenever a vote of shareholders is taken for any purpose, the holders of the shares of Common Stock then issued and outstanding shall be entitled to one vote in person or by proxy for each share of Common Stock held by them respectively; and the holders of the shares of Series A Preferred Stock then issued and outstanding shall be entitled to one vote in person or by proxy for each share of Series A Preferred Stock held by them respectively; and, except as otherwise provided in Section 804 of the New York Business Corporation Law, the holders of the shares of Series A Preferred Stock and the holders of the shares of Common Stock shall vote together and not by classes; provided, however, that so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the holders of at least two-thirds of its outstanding shares of Series A Preferred Stock amend the certificate of incorporation of the Corporation in such manner as to alter or change the preferences, special rights or powers of the shares of Series A Preferred Stock so as to affect such class adversely, or to increase or decrease the number of authorized shares of Series A Preferred Stock or to increase or decrease the par value thereof. In the event at any time the Corporation shall fail to pay six (6) quarterly dividends on all outstanding shares of Series A Preferred Stock, then at the next annual meeting of shareholders for the election of directors, and until payment in full of all such dividends then in default, or provision therefor has been made by the declaring and setting aside thereof, the holders of the outstanding shares of Series A Preferred Stock voting separately as a class to the exclusion of the holders of shares of any other class or series of capital stock of the Corporation shall be entitled to vote for and elect two members of the Board of Directors of the Corporation and, subject to the rights of the holders of outstanding shares of Preferred Stock of any other series at the time authorized, the holders of shares of Common Stock voting separately as a class to the exclusion of the holders of shares of Series A Preferred Stock shall be entitled to vote for and elect the remaining members of the Board of Directors of the Corporation. Directors elected by the holders of shares of Series A Preferred Stock voting separately as a class may be removed only by the concurring vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class, so long as the right of the holders of shares of Series A Preferred Stock voting as a class to elect two members of the Board of Directors of the Corporation shall continue.

          (c) Seven million two hundred fifty thousand (7,250,000) of the shares of Preferred Stock may be issued from time to time in series. Each share of a series shall be equal to every other share of the same series. The Board of Directors shall have authority to establish and designate series and to fix the number of shares and the relative rights, preferences and limitations as between series, subject to such limitations as may be prescribed by law. In particular, the Board of Directors may establish, designate and fix the following with respect to each series of Preferred Stock:

               (i) The distinctive serial designation of the shares of the series which shall distinguish those shares from the shares of all other series;

               (ii) The number of shares included in the series, which may be increased or decreased from time to time unless otherwise provided by the Board of Directors in creating the series;

               (iii) The annual dividend rate for the shares of the series and the date or dates upon which such dividend shall be payable;

               (iv) Whether dividends on the shares of the series shall be cumulative and, on the shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of the series shall be cumulative;

               (v) The amount or amounts which shall be paid out of the assets of the Corporation to the holders of the shares of the series upon the involuntary liquidation, dissolution or winding up of the Corporation and upon the voluntary liquidation, dissolution or winding up of the Corporation;

               (vi) The price or prices at which, the period or periods within which and the terms and conditions upon which the shares of the series may be redeemed, in whole or in part, at the option of the Corporation;

               (vii) The obligation, if any, of the Corporation to purchase or redeem shares of the series pursuant to a sinking fund and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of the series shall be redeemed, in whole or in part, pursuant to such sinking fund;

               (viii) The period or periods within which and the terms and conditions, if any, including the price or prices or the rate or rates of conversion and the terms and conditions of any adjustments thereof, upon which the shares of the series shall be convertible at the option of the holder into shares of any class of stock or into shares of any other series of Preferred Stock, except into a class of shares having rights or preferences as to dividends or distribution of assets upon liquidation which are prior or superior in rank to those of the shares being converted;

               (ix) The voting rights, if any, of the shares of the series in addition to those required by law, including the number of votes per share and the transaction of any business or of any specified item of business in connection with which the shares of the series shall vote as a class; and

               (x) Any other relative rights, preferences or limitations of the shares of the series not inconsistent herewith or with applicable law.

               The Corporation may make pro rata distributions of the authorized but unissued shares of any series of the Preferred Stock to holders of another class or series of its outstanding shares.

          (d) No holder of any shares of any class of the Corporation, as such, shall have any preemptive right to purchase any other shares or securities of any class that at any time may be sold or offered for sale by the Corporation otherwise than for cash.

     6. The Secretary of State of the State of New York is designated as the agent of the Corporation upon whom process against it may be served. The post-office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is 80
Maiden Lane, New York, New York 10038.

     7. The undersigned incorporator is a natural person over the age of twenty-one years.

          IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation this 14th day of May, 1968.


                                         /s/ Samuel F. Howard, Jr.

                                         Samuel F. Howard, Jr.
                                         350 Park Avenue
                                         New York, New York  10022

STATE OF NEW YORK  )
                   : SS.:
COUNTY OF NEW YORK )

          On the 14th day of May, 1968, before me personally came Samuel F. Howard, Jr. to me known and known to me to be the person described in and who executed the foregoing Certificate of Incorporation and duly acknowledged to me that he executed the same.


                                           /s/ William S. Rubinstein
                                               Notary Public